                                                               EXHIBIT 10(o)


                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT



         THIS THIRD AMENDMENT ("Amendment") dated as of April 22, 1998, by and among the borrowers listed on Schedule 1 (collectively "Companies") and Comerica Bank, a Michigan banking corporation ("Bank").

                                    RECITALS:

         A. Companies and Bank entered into a Credit Agreement dated as of June 13, 1996, which was amended by a First Amendment dated December 5, 1996 and a Second Amendment dated March 31, 1997 (as amended, "Agreement").

         B. Companies and Bank desire to amend the Agreement and the Revolving Credit Note (as defined in the Agreement) as hereinafter set forth.

         NOW, THEREFORE, the parties agree as follows:

         1. The definition of Equipment Line Maturity Date set forth in Section 1 of the Agreement is amended to read in its entirety as follows:

            "'Equipment Line Maturity Date' shall mean May 1, 2000.

         2. The definition of Revolving Credit Maturity Date set forth in
Section 1 of the Agreement is amended to read in its entirety as follows:

            "'Revolving Credit Maturity Date' shall mean May 1, 2000."

         3. The definition of Consolidated Leverage Ratio set forth in Section 1 of the Agreement is amended to read in its entirety as follows:

         "'Consolidated Leverage Ratio' shall mean, as at the time any determination thereof is to be made, a ratio, the numerator of which is Consolidated Total Liabilities less an amount equal to the undisbursed proceeds of the $4,000,000 California Economic Development Financing Authority Variable Rate Demand Industrial Development Revenue Bonds, Series 1998 (Harvel Plastics, Inc. Project) held in the Project Fund under the Indenture of Trust executed in connection with the issuance of such bonds as of the applicable determination date and the denominator of which is Consolidated Tangible Net Worth."

         4. The definition of Lending Availability set forth in Section 1 of the Agreement is amended to read in its entirety as follows:

         "'Lending Availability' shall mean as of any date of determination thereof, the sum of (a) eighty percent (80%) of Eligible Accounts plus (b) thirty percent (30%) of Eligible Inventory; provided, however, in no event shall the amount of Lending Availability determined under this clause (b) exceed Three Million Dollars ($3,000,000), plus (c) the amount of the Equipment Reliance as of such date."

         5. Section 1 is amended to add the following definition of Equipment Reliance in alphabetical order:

         "'Equipment Reliance' shall initially mean $1,200,000. On May 1 of each year, beginning May 1, 1999, Equipment Reliance shall decrease by $400,000 until such time as the Equipment Reliance is zero."

         6. The second sentence of Section 2.A.2 is amended to read in its entirety as follows:

            "In addition to the above required payments on principal, Companies agree to pay interest on the unpaid principal balance of each Equipment Note from time to time outstanding at a per annum rate equal to one half percent (1/2%) above the Prime Rate, provided, however, upon the occurrence of any Event of Default hereunder, interest shall be payable at a per annum rate of three and one half percent (3 1/2%) above the Prime Rate."

         7. The last sentence of Section 2.A.3 is deleted in its entirety.

         8. The first sentence of Section 3.3 of the Agreement is amended to read in its entirety as follows:

         "Companies agree to pay to Bank Letter of Credit Fees with respect to the undrawn face amount of such Letter of Credit issued pursuant hereto at a per annum rate equal to two percent (2%)."

         9. The first three sentences of Section 4.1 of the Agreement are amended to read in their entirety as follows:

         "The Revolving Credit Notes and the Advances under Section 2 hereof shall bear interest from the date thereof on the unpaid principal balance thereof from time to time outstanding, at a rate per annum equal to the Prime Rate. Interest shall be payable monthly on the first Business Day of each calendar month, commencing on the first Business Day of the calendar month during which such Advance is made, and at maturity. Notwithstanding the foregoing, from and after the occurrence of any Event of Default and during the continuation thereof, the Advances shall bear interest, payable on demand, at a rate per annum equal to three percent (3%) above the Prime Rate."

         10. Sections 9.1, 9.2 and 9.3 are amended to read in their entireties as follows:

         "9.1 Leverage Ratio. Permit the Consolidated Leverage Ratio at any time to be more than the following amounts during the periods specified below:

         December 31, 1997 through December 30, 1998                 2.75 to 1.0
         December 31, 1998 through December 30, 1999                 2.25 to 1.0
         December 31, 1999 through December 30, 2000                  1.8 to 1.0
         December 31, 2000 and thereafter                             1.5 to 1.0

         9.2 Cash Flow Coverage Ratio. Permit the Consolidated Cash Flow Coverage Ratio at any time to be less than the amounts specified below for the determination date specified below:

         December 31, 1997                                            .60 to 1.0
         March 31, 1998                                               .40 to 1.0
         June 30, 1998                                                .40 to 1.0
         September 30, 1998                                           .40 to 1.0
         December 31, 1998                                            .40 to 1.0
         March 31, 1999                                               .40 to 1.0
         June 30, 1999                                                .40 to 1.0
         September 30, 1999                                           .40 to 1.0
         December 31, 1999                                            1.0 to 1.0
         March 31, 2000                                               1.0 to 1.0
         June 30, 2000                                                1.0 to 1.0
         September 30, 2000                                           1.0 to 1.0
         December 31, 2000 and as of the last day of each fiscal
            quarter thereafter                                       1.25 to 1.0

         9.3 Current Ratio. Permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities at any time to be less than the following amounts during the periods specified below:

         December 31, 1997 through December 30, 1999                 1.20 to 1.0
         December 31, 1999 through December 30, 2000                 1.25 to 1.0
         December 31, 2000 and thereafter                           1.40 to 1.0"

         11. Companies hereby represent and warrant that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within each Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of any Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of each Company set forth in Sections 7.1 through
7.15 of the Agreement are true and
correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; (c) the continuing representations and warranties of each Company set forth in Section 7.16 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Companies in accordance with Section 10.1 of the Agreement; and (d) no Event of Default (as defined in the Agreement) or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, has occurred and is continuing as of the date hereof.

         12. Except as expressly provided herein, all of the terms and conditions of the Agreement remain unchanged and in full force and effect.

         13. This Amendment shall be effective as of the date first above written and the payment by Companies to Bank of a non-refundable amendment fee in the amount of $35,000; provided, however, the provisions of paragraph 3 and paragraph 10 shall be effective as of March 31, 1998.


                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS the due execution hereof as of the day and year first above written.


COMERICA BANK                               DETREX CORPORATION



By: /s/ Daniel T. Ruzylo                    By: /s/ Gerald J. Israel
   -------------------------                   ------------------------------
                                                     Gerald J. Israel

Its: Vice President                         Its:     Vice President-Finance and
                                                     Chief Financial Officer


                                            THE ELCO CORPORATION



                                            By: /s/ Gerald J. Israel
                                               ------------------------------
                                                     Gerald J. Israel

                                            Its:     Treasurer


                                            HARVEL PLASTICS, INC.



                                            By: /s/ Gerald J. Israel
                                               ------------------------------
                                                     Gerald J. Israel

                                            Its:     Director


                                            SEIBERT-OXIDERMO, INC.



                                            By: /s/ Gerald J. Israel
                                               ------------------------------
                                                     Gerald J. Israel

                                            Its:     Treasurer

                                   SCHEDULE 1



Detrex Corporation

The Elco Corporation

Harvel Plastics, Inc.

Seibert-Oxidermo, Inc.